Contingent Liabilities (Details) $ in Thousands	6 Months Ended
Jun. 30, 2021 USD ($)
Disclosure of contingent liabilities [text block] [Abstract]
Remaining contingent consideration liability	$ 915
Fair value of contingent consideration net	$ 250
Risk-free interest rate percentage	0.06%
Expected term	6 months
Expected volatility of revenue and variable expenses	50.10%
Contingent consideration measurement	$ 434